CERTIFICATION UNDER SECTION 906 OF SARBANES-OXLEY ACT OF 2002

                                (18 U.S.C. 1350)

      In connection with the Annual Report of Orchard Series Fund (the "Registrant") on Form N-CSR for the period ended October 31, 2003 (the "Report"), the undersigneds hereby certify, to the best of their knowledge, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: December 23, 2003                       By: /s/ W.T. McCallum
                                                  ------------------------
                                                      W.T. McCallum
                                                      President


Date: December 23, 2003                       By: /s/  G.R. McDonald
                                                  ------------------------
                                                       G.R. McDonald
                                                       Treasurer